EXHIBIT 4.1

CS - #	Common Stock No. of shares

[FIRSTSUN CAPITAL BANCORP LOGO]

Incorporated under the laws of the State of DELAWARE

This certifies that [•] is the owner of [•]

fully paid and non-assessable shares of Common Stock, $0.0001 par value, of

FIRSTSUN CAPITAL BANCORP

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: [•]

[Corporate Seal]
Chief Executive Officer		Secretary

Countersigned and Registered
[•]

By:
Authorized Signature

FIRSTSUN CAPITAL BANCORP

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —	_____Custodian______ (Cust) (Minor)
TEN ENT	— as tenants by the entireties		under Uniform Gifts to Minors Act (state)
JT TEN	— as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the list.

For value received,                                          the undersigned hereby sells, assigns and transfers unto

   Please insert Social Security or Other Identifying Number of Assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

__________________________________________________________________________________________________Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________ ______________________________________________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________________________

	NOTICE:	______________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:	____________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE

GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS

AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH

MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE

MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

The within named Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation’s Secretary at the principal office of the Corporation.